UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2016

Ultragenyx Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 483-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2016, Ultragenyx Pharmaceutical Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually via the Internet. Stockholders who owned the Company’s common stock at the close of business on April 12, 2016, the record date for the Annual Meeting (the “Record Date”), were entitled to vote at the Annual Meeting. As of the Record Date, 39,009,156 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,606,955 shares of the Company’s common stock were voted in person or by proxy with respect to the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 18, 2016 (the “Proxy Statement”).

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their successors are elected. The votes on Proposal 1 were as follows:

Class III Director Nominees	Votes For	Votes Against or Withheld	Broker Non-Votes
William Aliski	34,818,905	256,373	1,531,677
Lars Ekman, M.D., Ph.D.	32,322,633	2,752,645	1,531,677
Matthew K. Fust	31,845,101	3,230,177	1,531,677

Proposal No. 2 – Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2016. The votes on Proposal 2 were as follows:

Votes For	Votes Against	Abstentions
36,561,279	44,653	1,023

Proposal No. 3 – Advisory (Non-Binding) Vote to Approve Executive Compensation

The Company’s stockholders voted, on an advisory basis, in favor of a resolution approving the compensation the Company pays to its “named executive officers” (as that term is defined in the Proxy Statement) as described in the Proxy Statement (the “Say-on-Pay vote”). The votes on Proposal 3 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,765,989	5,306,330	2,959	1,531,677

Proposal No. 4 – Advisory (Non-Binding) Vote Regarding the Frequency of Future Say-on-Pay Voting

The Company’s stockholders indicated, on an advisory basis, their preference for holding future Say-on-Pay voting once per year, instead of once every two or three years. The votes on Proposal 4 were as follows:

Votes For			Abstentions
One Year	Two Years	Three Years
32,932,540	455,076	1,675,548	12,114

Based on these results, the Board has approved holding future Say-On-Pay votes on an annual basis.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2016	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Senior Vice President, Chief Financial Officer